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                                                                EXHIBIT 11(a)


                              CONSENT OF COUNSEL
                              ------------------

        We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Pre-Effective Amendment No. 2 to the Registration Statement of the Eureka Funds on Form N-1A (File No. 333-32483) under the Securities Act of 1933, as amended.


                                     Ropes & Gray

Washington, D.C.
October 3, 1997


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